UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23867

Capital Group Core Balanced ETF

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Troy S. Tanner

Capital Group Core Balanced ETF

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Core Balanced ETF First report for the period ended December 31, 2023

A balanced,
multi-asset
approach to
growth-and-income
investing

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

The Capital Group Core Balanced ETF (ticker: CGBL) is a multi-asset fund that pursues a balanced approach to growth and income. It is offered by Capital Group, home of the American Funds®. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com. Market price returns are determined using the official closing price of the fund’s shares and do not represent the returns you would receive if you traded shares at other times.

Here are the average annual total returns on a $1,000 investment for periods ended December 31, 2023

	Fund inception date	Since inception	Expense ratio*

Capital Group Core Balanced ETF	9/26/23		0.33%
Net asset value		10.39%
Market price		10.59

Capital Group exchange-traded funds (ETFs) are actively managed and do not seek to replicate a specific index. ETF shares are bought and sold through an exchange at the then current market price, not net asset value (NAV), and are not individually redeemed from the fund. Shares may trade at a premium or discount to their NAV when traded on an exchange. Brokerage commissions will reduce returns. There can be no guarantee that an active market for ETFs will develop or be maintained, or that the ETF’s listing will continue or remain unchanged.

ETF market price returns since inception are calculated using NAV for the period until market price became available (generally a few days after inception).

As nondiversified funds, Capital Group ETFs have the ability to invest a larger percentage of assets in securities of individual issuers than a diversified fund. As a result, a single issuer could adversely affect a fund’s results more than if the fund invested a smaller percentage of assets in securities of that issuer. Refer to the applicable prospectus for details.

*	The total annual fund operating expense ratios were as of each fund’s prospectus dated March 1, 2024 (unaudited). The expense ratio is estimated.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a hypothetical $10,000 investment

5	Investment portfolio

8	Financial statements

30	Board of trustees and other officers

Fellow investors:

We are pleased to present the annual report for Capital Group Core Balanced ETF (ticker: CGBL) for the fiscal year ending December 31, 2023. The commentary in this report reflects the fund’s inception date (September 26, 2023) to the fiscal year-end period.

Market overview

Global stocks finished the year strong, buoyed by strong U.S. economic growth, declining inflation, and signs that major central banks around the world may be done raising interest rates.

In the U.S., the S&P 500 Index1 rose 11.69% in 2023’s fourth quarter, finishing the year up by 26.29%. The U.S. Federal Reserve’s (the Fed’s) decision to hold rates steady for three consecutive meetings and positive signs that Fed rate hikes appeared to achieve the desired “soft landing” spurred the broad-based rally. Inflation continued to improve with the Consumer Price Index at 3.1% in November, compared to a peak of 9.1% in June 2022. The unemployment rate hit its lowest level since July, at 3.7%. U.S. gross domestic product showed 4.9% annualized growth in the third quarter, marking its fifth consecutive quarterly gain and the strongest increase since 2021. Consumer spending, which comprises two-thirds of the U.S. economy, rose 3.1% and U.S. consumers appeared optimistic about the economy with the Conference Board’s Consumer Confidence Index touching its highest level since July in November.

Every sector contributed to the fourth-quarter’s U.S. stock market rally except energy, which was pressured by a 21% decline in crude oil prices. Tech companies, most notably semiconductor manufacturers, were among the biggest drivers of the S&P 500’s gains. Real estate, however, was the biggest contributor to the fourth-quarter surge, rebounding amid a respite from interest rate increases.

Fixed income bounced back modestly in 2023 after experiencing one of the most difficult markets in 40 years in 2022. However, for much of the year, bond markets were volatile amid continued central bank interest rate hikes as global central banks sought to dampen elevated inflationary pressures. The Fed and other central banks were able to use higher interest rate policies to reduce inflationary pressures without seemingly pushing the global economy into recession. By the fourth quarter of 2023, bond prices moved higher on indications that the Fed had likely reached the end of interest rate hikes with the target range for the Federal funds rate at 5.25% to 5.50%, or 1% higher than the end of 2022. The 10-year Treasury yield ended 2023 at 3.88%, the same level it ended the previous year after peaking at 4.98% in October 2023, which was the highest yield in more than 15 years. The yield curve, as measured by the difference between 2-year and 10-year Treasury yields, saw some steepening in which longer maturity bond yields are higher than lower maturity bond yields, in 2023 but remained inverted (shorter term bond yields were higher than longer term bond yields).

Returns for the Bloomberg U.S. Aggregate Index2 — the broad-based U.S. bond market benchmark — and the Bloomberg Global Aggregate Index3 were 5.53% and 5.72%, respectively. Within U.S. credit sectors, investment-grade bonds outpaced the broader market and the Bloomberg U.S. Corporate Investment Grade Index4

[1]	The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[2]	The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[3]	The Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets.
[4]	The Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

Past results are not predictive of results in future periods.

Capital Group Core Balanced ETF	1

posted a return of 8.52%. High-yield corporates registered strong returns, with the Bloomberg U.S. Corporate High Yield Index5 climbing 13.44% for the year.

Inside the fund

In the three-month period ended December 31, 2023, CGBL returned 10.01% on a market price basis and 10.03% on a NAV basis. CGBL’s benchmark index, the 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index6, returned 9.74% during the same period.

Within the equity portion of the fund, stock selection in the information technology sector was beneficial to results compared to the benchmark. Semiconductor companies Broadcom and ASML were among the fund’s top quarterly contributors. Managers’ decision to invest relatively more into industrials, consumer discretionary, energy and health care companies was additive as was stock selection across these sectors. During the quarter, tobacco company Philip Morris International was among the biggest detractors.

The fixed income portion of CGBL is allocated to Capital Group Core Plus Income ETF (ticker: CGCP). The fund’s investment in credit, particularly sector allocation, was additive to results relative to the fund’s benchmark, the Bloomberg U.S. Aggregate Index, in the fourth quarter. Security selection was additive across investment-grade and emerging markets debt. CGCP’s managers positioned the portfolio for yield curve steepening in 2023 and, overall, the cost of carrying that position detracted from relative returns. Managers implemented this positioning to potentially provide some ballast in the portfolio if rates normalized or a recession materialized.

Looking ahead

Although U.S. equities recouped losses made in the first half of the year to end 2023 on a high, the global outlook remains uncertain moving into 2024. While corporate earnings are expected to continue to support U.S. equities, potential risks include aggravation of current geopolitical risks, weaker consumer spending and slowing economic growth in Europe and China. Concerns about an overly concentrated market also persist, underscoring the importance of diversification in the portfolio.

Managers believe active stock selection may matter more in the coming year and whether the U.S. economy goes into recession or experiences a soft landing, equity portfolio managers will continue to seek attractively valued companies with durable competitive advantages and strong pricing power.

Fixed income portfolio managers believe positioning funds for yield curve normalization or steepening, where long-term Treasury yields are higher than short-term yields, may be appropriate. Managers think there’s a low probability of inflation reaccelerating which would make further Fed rate increases unlikely. Conversely, should economic data show broad deterioration, the Fed could consider lowering rates.

No matter if the Fed holds rates at current levels in 2024 or even reduces rates, it’s important to note the end of a rate increase cycle has historically been an attractive time to own duration. Duration, which measures a bond’s sensitivity to interest rates, is a hallmark of bonds with longer maturities. As 2024 progresses, managers will be mindful of opportunities to add duration to portfolios.

Cordially,

John Queen
Co-President

Justin Toner
Co-President

February 14, 2024

For current information about the fund, refer to capitalgroup.com.

[5]	The Bloomberg U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment-grade debt
[6]	This index blends the S&P 500 Index with the Bloomberg U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. The blend is rebalanced monthly.

Past results are not predictive of results in future periods.

2	Capital Group Core Balanced ETF

Capital Group Core Balanced ETF

Capital Group Core Balanced ETF seeks to provide a balanced approach to total return (including income and capital gains) that is consistent with the preservation of capital over the long term.

The fund registered a return of 10.59% on a market price basis (10.39% on a NAV basis) for inception (September 26, 2023) to fiscal year-end of December 31, 2023. The fund’s benchmark index, the 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index, returned 9.90%.

As a multi-asset fund, CGBL has an allocation to equities and fixed income. On the equity side, investments within information technology, industrials and consumer discretionary sectors were beneficial to results. Semiconductor company Broadcom, within the information technology sector, was the fund’s top contributor. It was also the fund’s top holding during the quarter. Meanwhile, stock selection within the materials and communications services sectors were the biggest detractors to results relative to the index. Tobacco company Philip Morris International, within the consumer staples sector, was among the biggest detractors. It was also within the fund’s top-10 holdings.

On the fixed income side, the fund is invested in Capital Group Core Plus Income ETF (ticker: CGCP). The fund’s investment in credit, particularly sector allocation, was additive to results relative to CGCP’s benchmark, the Bloomberg U.S. Aggregate Index, in the fourth quarter. Managers’ sector selection within U.S. Treasuries as well as security selection in investment-grade corporate debt benefitted the fund. CGCP’s managers positioned the portfolio for yield curve steepening in 2023 and, overall, the cost of carrying that position detracted from relative returns.

Managers focused on the equity portion of CGBL will continue to use fundamental research to identify attractively valued companies with durable competitive advantages. Managers for the fixed income portion of CGBL are taking a balanced approach to portfolio construction across credit and interest rates with a goal of generating strong risk-adjusted results across multiple environments.

How a hypothetical $10,000 investment has grown
since fund’s inception on September 26, 2023 (with all distributions reinvested)

The results shown are before taxes on fund distributions and sale of fund shares.

Past results are not predictive of results in future periods.

Capital Group Core Balanced ETF	3

Capital Group Core Balanced ETF (Continued)

Results at a glance

For periods ended December 31, 2023, with all distributions reinvested

Cumulative total return
Lifetime (since 9/26/23)

Capital Group Core Balanced ETF
Net asset value	10.39%
Market price*	10.59
60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index†	9.90

*	ETF market price results since inception are calculated using NAV for the period until market price became available (generally a few days after inception).
†	60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. The blend is rebalanced monthly. S&P 500 is a market-capitalization-weighted index based on the results of approximately 500 widely held common stocks. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. The indexes are unmanaged, and results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Past results are not predictive of results in future periods.

4	Capital Group Core Balanced ETF

Investment portfolio December 31, 2023

Sector diversification	Percent of net assets

Common stocks 64.86%	Shares	Value (000)
Information technology 13.86%
Broadcom, Inc.	5,077	$5,667
Microsoft Corp.	12,404	4,664
ASML Holding NV (ADR)	2,299	1,740
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,646	1,627
TE Connectivity, Ltd.	6,084	855
Oracle Corp.	6,268	661
Apple, Inc.	3,150	607
		15,821

Health care 10.16%
UnitedHealth Group, Inc.	4,966	2,614
Eli Lilly and Co.	3,400	1,982
Gilead Sciences, Inc.	22,458	1,819
Vertex Pharmaceuticals, Inc.[1]	4,470	1,819
Thermo Fisher Scientific, Inc.	1,957	1,039
Regeneron Pharmaceuticals, Inc.[1]	815	716
Pfizer, Inc.	21,743	626
AstraZeneca PLC (ADR)	7,331	494
Novo Nordisk AS, Class B	4,766	493
		11,602

Financials 7.88%
Apollo Asset Management, Inc.	14,061	1,310
JPMorgan Chase & Co.	7,543	1,283
Capital One Financial Corp.	7,254	951
Mastercard, Inc., Class A	1,861	794
Blue Owl Capital, Inc., Class A	46,637	695
Arthur J. Gallagher & Co.	2,910	655
Blackstone, Inc.	4,998	654
Intercontinental Exchange, Inc.	4,837	621
Aon PLC, Class A	1,886	549
CME Group, Inc., Class A	2,423	510
Wells Fargo & Co.	10,272	506
Discover Financial Services	4,208	473
		9,001

Consumer discretionary 7.56%
Home Depot, Inc.	8,203	2,843
Booking Holdings, Inc.[1]	497	1,763
LVMH Moët Hennessy-Louis Vuitton SE	1,487	1,204
D.R. Horton, Inc.	5,651	859
General Motors Co.	20,417	733
Darden Restaurants, Inc.	3,979	654
Royal Caribbean Cruises, Ltd.[1]	4,413	571
		8,627

Capital Group Core Balanced ETF	5

Common stocks (continued)	Shares	Value (000)
Industrials 6.46%
Boeing Co.[1]	6,688	$1,743
L3Harris Technologies, Inc.	7,366	1,551
Caterpillar, Inc.	3,545	1,048
Northrop Grumman Corp.	1,822	853
CSX Corp.	24,333	844
Southwest Airlines Co.	27,170	785
Airbus SE, non-registered shares	3,606	557
		7,381

Communication services 6.12%
Meta Platforms, Inc., Class A1	7,016	2,483
Alphabet, Inc., Class C1	16,533	2,330
Comcast Corp., Class A	27,374	1,200
Take-Two Interactive Software, Inc.[1]	3,337	537
Charter Communications, Inc., Class A1	1,118	435
		6,985

Materials 4.81%
Linde PLC	2,050	842
Royal Gold, Inc.	6,876	832
Franco-Nevada Corp.	6,641	736
Wheaton Precious Metals Corp.	13,323	657
Lundin Mining Corp.	80,034	655
Corteva, Inc.	11,930	572
Nucor Corp.	2,915	507
ATI, Inc.[1]	10,652	484
First Quantum Minerals, Ltd.	24,758	203
		5,488

Consumer staples 3.96%
Philip Morris International, Inc.	19,425	1,827
Constellation Brands, Inc., Class A	3,738	904
Altria Group, Inc.	16,936	683
Target Corp.	4,079	581
Archer Daniels Midland Co.	7,325	529
		4,524

Energy 3.44%
Canadian Natural Resources, Ltd.	35,176	2,305
ConocoPhillips	8,574	995
Halliburton Co.	17,259	624
		3,924

Real estate 0.61%
Extra Space Storage, Inc. REIT	4,381	702

Total common stocks (cost: $68,703,000)		74,055

Investment funds 32.40%
Capital Group Core Plus Income ETF[2]	1,629,751	36,987

Total Investment funds (cost: $35,738,000)		36,987

Short-term securities 2.41%
Money market investments 2.41%
Capital Group Central Cash Fund 5.44%[2,3]	27,586	2,758

Total short-term securities (cost: $2,759,000)		2,758
Total investment securities 99.67% (cost: $107,200,000)		113,800
Other assets less liabilities 0.33%		372

Net assets 100.00%		$114,172

6	Capital Group Core Balanced ETF

Investments in affiliates2

	Value at 9/26/2023[4] (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)		Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 32.40%
Capital Group Core Plus Income ETF	$—	$35,738	$—	$—		$1,249	$36,987	$395
Short-term securities 2.41%
Money market investments 2.41%
Capital Group Central Cash Fund 5.44%[3]	—	4,377	1,618	—	[5]	(1)	2,758	25
Total 34.81%				$—		$1,248	$39,745	$420

[1]	Security did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Rate represents the seven-day yield at December 31, 2023.
[4]	Commencement of operations.
[5]	Amount less than one thousand.

Key to abbreviation(s)

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

Capital Group Core Balanced ETF	7

Financial statements

Statements of assets and liabilities
at December 31, 2023	(dollars and shares in thousands, except per-share amount)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $68,703)	$74,055
Affiliated issuers (cost: $38,497)	39,745	$113,800
Cash		44
Cash denominated in currencies other than U.S. dollars (cost: $—*)		—	*
Receivables for:
Sales of fund’s shares	2,729
Dividends and interest	278	3,007
		116,851
Liabilities:
Payables for:
Purchases of investments	2,663
Investment advisory services	16	2,679
Net assets at December 31, 2023		$114,172

Net assets consist of:
Capital paid in on shares of beneficial interest		$107,627
Total distributable earnings (accumulated loss)		6,545
Net assets at December 31, 2023		$114,172

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Net assets		$114,172
Shares outstanding		4,184
Net asset value per share		$27.29

*	Amount less than one thousand.

Refer to the notes to financial statements.

8	Capital Group Core Balanced ETF

Financial statements (continued)

Statements of operations for the period September 26, 2023, commencement of operations, to December 31, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $8; also includes $420 from affiliates)			$619
Fees and expenses:
Investment advisory services			33
Net investment income			586

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	$(118)
Affiliated issuers	—	*
Currency transactions	(1)		(119)
Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	5,352
Affiliated issuers	1,248
Currency translations	—	*	6,600
Net realized gain (loss) and unrealized appreciation (depreciation)			6,481
Net increase (decrease) in net assets resulting from operations			$7,067

*	Amount less than one thousand.

Refer to the notes to financial statements.

Capital Group Core Balanced ETF	9

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

Period ended December 31, 2023*
Operations:
Net investment income	$586
Net realized gain (loss)	(119)
Net unrealized appreciation (depreciation)	6,600
Net increase (decrease) in net assets resulting from operations	7,067

Distributions paid to shareholders	(522)

Net capital share transactions	107,627

Net assets:
Beginning of period	—
End of period	$114,172

*	For the period September 26, 2023, commencement of operations, through December 31, 2023.

Refer to the notes to financial statements.

10	Capital Group Core Balanced ETF

Notes to financial statements

1. Organization

Capital Group Core Balanced ETF (the “fund”) was organized on March 3, 2023 as a Delaware statutory trust. The fund’s fiscal year ends on December 31st. The fund, operating as an exchange-traded fund, is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company. The fund seeks to provide a balanced approach to total return (including income and capital gains) that is consistent with the preservation of capital over the long-term.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Capital Group Core Balanced ETF	11

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. ETFs are generally valued at market prices which are based on the official closing price of, or the last reported sale price on, the principal exchange on which such underlying funds are traded, as of the close of business on the day the ETF is being valued or, lacking any sales, at the last available bid price.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At December 31, 2023, all of the fund’s investment securities were classified as Level 1.

12	Capital Group Core Balanced ETF

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Events (including public health emergencies, such as the spread of infectious disease), bank failures and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — Through its investments in one or more proprietary ETFs, the fund will have indirect exposure to debt securities. The prices of, and the income generated by, bonds and other debt securities held by the underlying fund(s) may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of callable debt securities which may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund and/or an underlying fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the underlying fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying fund’s securities could cause the value of the underlying fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

Capital Group Core Balanced ETF	13

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S. may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S.. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the U.S. may be reduced by foreign taxes. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss. Depending on market conditions, reduced liquidity of fund holdings may also cause the fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the fund’s NAV.

Market trading — The fund shares are listed for trading on an exchange and are bought and sold on the secondary market at market prices. The market prices of fund shares are expected to fluctuate, in some cases materially, in response to changes in the fund’s net asset value (“NAV”), the intraday value of the fund’s holdings, and supply and demand for the fund shares. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for fund shares and/or for the holdings of the fund (including through a trading halt), among other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV and bid-ask spreads may widen. A bid-ask spread is the “spread” or difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). If you buy fund shares when their market price is at a premium or sell the fund shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively. Similarly, market volatility, disruptions to creations or redemptions, or a potential lack of an active trading market for the underlying funds’ shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV and bid-ask spreads may widen.

Foreign securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the fund’s exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the fund’s exchange and the corresponding premium or discount to the fund’s NAV may widen.

Authorized participant concentration — Only authorized participants may engage in creation or redemption transactions directly with the fund, and none of them is obligated to do so. The fund has a limited number of institutions that may act as authorized participants. If authorized participants exit the business or are unable to or elect not to engage in creation or redemption transactions, and no other authorized participant engages in such function, fund shares may trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads and possibly face trading halts or delisting.

Nondiversification — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than might be the case if the fund were more broadly diversified.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments and cash could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

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Fund structure — The fund invests in one or more proprietary underlying funds to achieve its allocation to debt securities, and incurs expenses related to the underlying fund(s). In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended (the “1940 Act”), the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s allocation to debt securities consists of one or more underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

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5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

As of December 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	63
Capital loss carryforward*	(113)
Gross unrealized appreciation on investments	6,876
Gross unrealized depreciation on investments	(281)
Net unrealized appreciation (depreciation) on investments	6,595
Cost of investments	107,205

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by the fund during the period September 26, 2023, commencement of operations, to December 31, 2023, were characterized for tax purposes as follows (dollars in thousands):

Ordinary income	Long-term capital gains	Total distributions paid
$522	$—	$522

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6. Fees and transactions

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors, Inc.® (“AFD”), the principal underwriter of the fund’s shares. CRMC and AFD are considered related parties to the fund.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees, accrued daily. These fees are based on an annual rate of 0.33% of daily net assets. Under the terms of the agreement, in addition to providing investment advisory services, the investment adviser and its affiliates provide certain administrative services to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact the fund’s investments. The agreement provides that the investment adviser will pay all ordinary operating expenses of the fund other than management fees, interest expenses, taxes, acquired fund fees and expenses, attributable to an investment in an acquired fund that is not managed or advised by the fund’s investment adviser or its affiliates, costs of holding shareholder meetings, legal fees and expenses relating to arbitration or litigation, payments under the fund’s plan of distribution (if any) and other non-routine or extraordinary expenses. Additionally, the fund will be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Acquired (underlying) fund fees and expenses are not included in the fees and expenses of the fund since they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. The fund does not pay for acquired fund fees and expenses attributable to an investment in an underlying fund that is managed or advised by the fund’s investment adviser or its affiliate; therefore, the investment advisory services fee is reduced by these acquired fund fees and expenses. For the period ended December, 31, 2023, the fund’s annualized operating expense ratio, excluding acquired fund fees and expenses, was 0.22% of average daily net assets, and the annualized net effective expense ratio, inclusive of acquired fund fees and expenses, was 0.33% of average daily net assets.

Transfer agency and administration services – The fund has entered into a transfer agency and service agreement and an administration agreement with State Street Bank and Trust Company (“State Street”). Under the terms of the transfer agency agreement, State Street (or an agent, including an affiliate) acts as transfer agent and dividend disbursing agent for the fund. Under the terms of the administration agreement, State Street provides necessary administrative, legal, tax and accounting, regulatory and financial reporting services for the maintenance and operations of the fund. The investment adviser bears the costs of services under these agreements.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC and AFD. No affiliated officers or trustees received any compensation directly from any of the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by each fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. The fund did not engage in any such purchase or sale transactions with any related funds during the period ended December 31, 2023.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the funds, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the period ended December 31, 2023.

Capital Group Core Balanced ETF	17

7. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

8. Capital share transactions

The fund issues and redeems shares at NAV only with certain authorized participants in large increments known as creation units. Purchases of creation units are made by tendering a basket of designated securities and cash to the fund, and redemption proceeds are paid with a basket of securities from the fund’s portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per creation unit on the transaction date. The fund may issue creation units to authorized participants in advance of the delivery and settlement of all or a portion of the designated securities. When this occurs, the authorized participant provides cash collateral in an amount equal to 105% of the daily marked to market value of the securities that have not yet been delivered to the fund. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. Realized gains or losses resulting from redemptions of shares in-kind, if any, are reflected separately in the fund’s statement of operations.

The fund’s shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming creation units of a fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. In addition, for cash creation unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the authorized participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the fund’s statement of changes in net assets.

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

For the period September 26, 2023*, through December 31, 2023

$107,627	4,184	$—	—	$—	—	$107,627	4,184

*	Commencement of operations.

9. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding in-kind transactions, short-term securities and U.S. government obligations, if any, of $3,730,000 and $2,055,000, respectively, during the period September 26, 2023, commencement of operations, to December 31, 2023.

The fund received securities in-kind of $102,886,000 from the authorized participants to support creation transactions during the period September 26, 2023, commencement of operations, to December 31, 2023. The fund did not deliver any securities to support redemption transactions.

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Financial highlights

		Income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[2]	Net effective expense ratio[3,4]	Ratio of net income to average net assets
12/31/2023[5,6]	$24.84	$.27	$2.31	$2.58	$(.13)	$—	$(.13)	$27.29	10.39%[7]	$114	.22%[8]	.33%[8]	3.92%[8]

Period ended December 31, 2023[5,6,7]
Portfolio turnover rate[9]	3%

[1]	Based on average shares outstanding.
[2]	This column does not include expenses of the underlying funds in which each fund invests.
[3]	This column reflects the net effective expense ratio of the fund, which includes the fund’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[4]	Unaudited.
[5]	Based on operations for a period that is less than a full year.
[6]	For the period September 26, 2023, commencement of operations, through December 31, 2023.
[7]	Not annualized.
[8]	Annualized.
[9]	Rates do not include each fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Capital Group Core Balanced ETF and Shareholders of Capital Group Core Balanced ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital Group Core Balanced ETF (the “Fund”) as of December 31, 2023, and the related statement of operations and changes in net assets including the related notes, and the financial highlights for the period September 26, 2023 (commencement of operations) through December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period September 26, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
February 14, 2024

We have served as the auditor of one or more investment companies in The Capital Group group of investment companies since 1934.

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Expense example

As a fund shareholder, you incur ongoing costs, including investment advisory service fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Actual return[5]	$1,000.00	$1,103.90	$.61	.22%	$.91	.33%
Assumed 5% return[5]	1,000.00	1,024.10	1.12	.22	1.68	.33

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the fund plus the weighted average expense ratio of the underlying funds in which it invests. The annualized weighted average expense ratio of the underlying funds for the period reflects the net actual expense ratio of each underlying fund for the period, annualized and weighted for the fund’s relative average investment therein during the period.
[5]	The period for the “annualized expense ratio,” the “effective annualized expense ratio” and the “actual return “line is based on the number of days from September 26, 2023, commencement of operations, through December 31, 2023. The “assumed 5% return” line is based on 184 days.

Capital Group Core Balanced ETF	21

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2023:

Qualified dividend income	$201,000
Section 163(j) interest dividends	$377,000
Corporate dividends received deduction	$162,000
U.S. government income that may be exempt from state taxation	$83,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

22	Capital Group Core Balanced ETF

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

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Capital Group Core Balanced ETF	27

Approval of Investment Advisory and Service Agreement

The board of Capital Group Core Balanced ETF (the “board”), including a majority of its independent board members, has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an initial term through July 31, 2024. The board determined in the exercise of its business judgment that the fund’s contractual fee rate was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board took into account information prepared specifically in connection with their review of the agreement and information otherwise provided in the meeting material, as well as information previously provided to them in their capacity as board members of other investment companies managed by CRMC, and they were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets will be managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board also considered the nature, extent and quality of administrative services to be provided by CRMC to the fund under the agreement and other agreements. The board considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board concluded that the nature, extent and quality of the services to be provided by CRMC should benefit the fund and its shareholders.

2. Investment results

The board considered the manner in which CRMC proposed to manage the fund in light of its objective and strategy. They also considered the proposed investment policies and restrictions on the fund, and CRMC’s experience in managing similar strategies. On the basis of this evaluation and the board’s plan to undertake ongoing review of investment operations and results, the board concluded that CRMC’s management should benefit the fund and its shareholders. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results and related benchmarks.

3. Advisory fees and total expenses

The board reviewed the proposed unitary fee structure and considered that CRMC would be, with certain exceptions, responsible for the operating expenses of the fund. The board considered the contractual fee rate that will be paid by the fund to CRMC and compared the estimated expense ratio of the fund to the expense ratios of other relevant funds. The board concluded that the proposed contractual fee rate was fair and reasonable in relation to the services that CRMC proposed to provide, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders would likely receive reasonable value in return for the fees paid to CRMC by the fund.

4. Ancillary benefits

The board considered a variety of other benefits that CRMC and its affiliates could receive as a result of CRMC’s proposed relationship with the fund and other funds it sponsors, including fees for administrative services and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board considered CRMC’s portfolio trading practices, noting that, since 2019, CRMC has borne the cost of third-party research. The board also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payments to certain broker-dealers for research to comply with regulatory requirements, with all such amounts reimbursed to the fund by CRMC. The board took these ancillary benefits into account in evaluating the reasonableness of the fees payable to CRMC by the fund under the agreement.

28	Capital Group Core Balanced ETF

5. Adviser financial information

The board considered CRMC’s commitment to providing to the fund the necessary resources, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. The board noted the competitiveness and cyclicality of both the registered fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board further considered that shareholders would benefit from the unitary fee structure because expenses would be limited even when the fund was new and not achieving economies of scale. The board also considered the fact that increases in assets would not lead to fee decreases, even if economies of scale are achieved, because the unitary fee structure does not contain breakpoints, and that they would have the opportunity to further review the appropriateness of the fees payable to CRMC under the agreement experienced in the future. The board concluded that the fund’s proposed contractual fee rate reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Capital Group Core Balanced ETF	29

Board of trustees and other officers

Independent trustees1

Name, year of birth and position with fund	Year first elected a trustee of the fund[2]	Principal occupation(s) during the past five years	Number of portfolios overseen by trustee	Other directorships[3] held by trustee during the past five years
Vanessa C. L. Chang 1952 Chair of the Board (Independent and Non-Executive)	2023	Former Director, EL & EL Investments (real estate)	21	Edison International/ Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Jennifer C. Feikin 1968	2023	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California	102	Hertz Global Holdings, Inc.
Pablo R. González Guajardo 1967	2023	CEO, Kimberly-Clark de México, SAB de CV	23	América Móvil, SAB de CV (telecommunications company); Kimberly-Clark de México, SAB de CV (consumer staples)
Leslie Stone Heisz 1961	2023	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	102	Edwards Lifesciences; Public Storage, Inc.
William D. Jones 1955	2023	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	24	None

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios overseen by trustee	Other directorships held by trustee during the past five years[3]
William L. Robbins 1968	2023	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company[6]; Chair and Director, Capital Group International, Inc.[6]	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by referring to the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, CA 92618, Attention: Secretary.

30	Capital Group Core Balanced ETF

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the principal underwriter of the fund
John R. Queen, 1965 Co-President	2023	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company[6]; Senior Vice President, Capital Group Private Client Services, Inc.[6]
Justin Toner, 1971 Co-President	2023	Partner – Capital World Investors, Capital Research and Management Company
Walt Burkley, 1966 Principal Executive Officer	2023	Senior Vice President and General Counsel – Fund Business Management Group, Capital Research and Management Company; General Counsel and Secretary, The Capital Group Companies, Inc.[6]; Director, Capital Research Company[6]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2023	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Alan N. Berro, 1960 Senior Vice President	2023	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company[6]; Director, The Capital Group Companies, Inc.[6]
Emme Kozloff, 1962 Senior Vice President	2023	Partner – Capital World Investors, Capital Research and Management Company
Jin Lee, 1969 Senior Vice President	2023	Partner – Capital World Investors, Capital Research and Management Company
Erik A. Vayntrub, 1984 Senior Vice President	2023	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Management Services, Inc.[6]
Michael R. Tom, 1988 Secretary	2023	Associate – Fund Business Management Group, Capital Research and Management Company
Troy S. Tanner, 1983 Treasurer	2023	Vice President – Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2023	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2023	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2023	Vice President – Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2023	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Capital Group Core Balanced ETF	31

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

32	Capital Group Core Balanced ETF

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectuses and summary prospectuses, which can be obtained from a financial professional and should be read carefully before investing.

Indexes are unmanaged, and their results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

If used after March 31, 2024, this report must be accompanied by the most recent applicable quarterly statistical update for the product shown.

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained there from and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Each S&P Index (“Index”) shown is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc.

Capital Group Core Balanced ETF

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

This content, developed by Capital Group, home of American Funds, should not be used as a primary basis for investment decisions and is not intended to serve as impartial investment or fiduciary advice.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings.

The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds.

Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries.

Investments in mortgage-related securities involve additional risks, such as prepayment risk, as more fully described in the prospectus.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leslie Stone Heisz, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

CGBL

Registrant:

a) Audit Fees:
Audit	2022	None
	2023	None

b) Audit-Related Fees:
	2022	None
	2023	None

c) Tax Fees:
	2022	None
	2023	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
	2022	None
	2023	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2022	None
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $0 for fiscal year 2022 and $0 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Vanessa C. L. Chang

Jennifer C. Feikin

Pablo R. González Guajardo

Leslie Stone Heisz

William D. Jones

(b)	Not applicable

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP CORE BALANCED ETF

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: February 29, 2024

By ___/s/ Troy S. Tanner__________________
Troy S. Tanner, Treasurer and Principal Financial Officer

Date: February 29, 2024